UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – September 3, 2015

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 3, 2015, the compensation committee of the Board of Directors of each of Extended Stay America, Inc. (“Extended Stay”) and ESH Hospitality, Inc. (“ESH REIT” and, together with Extended Stay, the “Company”) approved the grant of 600,000 restricted stock units (the “RSUs”) under the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan (the “Extended Stay Plan”) to the Company’s President and Chief Executive Officer, Gerardo I. Lopez. The grant is subject to Mr. Lopez’s execution of the Restricted Stock Unit Agreement substantially in the form attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (the “Award Agreement”).

100,000 of the RSUs are time-vesting RSUs which will vest as to 33 1⁄3% on each of the first, second and third anniversaries of August 31, 2015, subject to Mr. Lopez’s continued employment through the applicable vesting date. 500,000 of the RSUs granted are performance-vesting RSUs which are subject to performance-vesting conditions based on achievement of a total shareholder return target measured over the period beginning on July 21, 2015 and ending on August 31, 2018, subject to Mr. Lopez’s continued employment through August 31, 2018.

In the event of a termination of employment for any reason, all unvested RSUs generally shall be forfeited without consideration as of the date of such termination. In the event of a Change in Control (as defined in the Extended Stay Plan), all unvested RSUs shall become vested upon such Change in Control.

The foregoing description of the Award Agreement is qualified in its entirety by reference to the full text of the agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1†	Restricted Stock Unit Agreement by and between Extended Stay America, Inc. and Gerardo I. Lopez dated September 3, 2015.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: September 3, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: September 3, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1†	Restricted Stock Unit Agreement by and between Extended Stay America, Inc. and Gerardo I. Lopez dated September 3, 2015.

†	Management contract or compensatory plan or arrangement.